Annual Grant Agreement – April 2023 United States Steel Corporation 2016 Omnibus Incentive Compensation Plan Deferred Stock Unit Grant Agreement (Non-Employee Directors – Base Retainer) United States Steel Corporation, a Delaware Corporation (herein called the “Corporation”), grants to the non-employee director identified below (the “Participant”) the number of Deferred Stock Units (“DSUs”) set forth below, each of which is a bookkeeping entry representing the equivalent in value of one share of the class of common stock of the Corporation set forth below: Name of Participant: PARTICIPANT NAME Number of DSUs Granted: # DSUs Date of Grant: GRANT DATE By accepting this Award in any manner and within the time period prescribed by the Corporation, the Participant agrees that (1) these DSUs are granted under and governed by the terms and conditions of the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan, as the same may be amended from time to time (the “Plan”), the terms of the United States Steel Corporation Non-Employee Director Compensation Policy, adopted as of December 14, 2021 and updated as of December 14, 2022, as may be amended from time to time, the terms and conditions of the United States Steel Corporation Deferred Compensation Program for Non-Employee Directors, as the same may be amended and/or restated from time to time (the “Program”), and the provisions of this Deferred Stock Unit Grant Agreement, including (i) the Terms and Conditions contained herein, and (ii) any special provisions for the Participant’s country of residence set out on Exhibit A (the “Agreement”), (2) he or she has reviewed the Plan, the Program and the Agreement in their entirety, and (3) he or she has had an opportunity to obtain the advice of counsel prior to accepting this Award and fully understands all provisions of the Plan, the Program and the Agreement. United States Steel Corporation By:_______________________ Authorized Officer Terms and Conditions 1. Award: The Corporation has granted to the Participant the number of DSUs set forth in this Agreement. Each DSU represents the right to receive one share of the Corporation’s common stock (a “Share”) on the date specified in Section 6 below in settlement of each DSU that has vested as provided in Sections 3, 4 or 5 below. Unless and until the DSUs are vested in the manner set forth in Section 3, 4 or 5 below, the Participant will have no right to settlement of any such DSUs or any right to receive any Shares. Prior to settlement of any vested DSUs, such DSUs will represent an unsecured obligation of the Corporation, payable (if at all) only from the general assets of the Corporation. 2. Restriction Period: The restriction period with regard to the DSUs shall commence on the date the DSUs are granted and end on the date the DSUs are settled as provided in Section 6 below. During the restriction period, the Participant shall not sell, transfer, assign, pledge or otherwise encumber or dispose of any portion of the DSUs, and any attempt to sell, transfer, assign, pledge or encumber any portion of the DSUs prior to the end of the restriction period shall have no effect. During the restriction period, the Participant shall not be entitled to vote any Shares that may be received upon settlement of any vested DSUs and shall not receive dividends paid on those Shares. Notwithstanding the foregoing, each DSU will be credited each calendar quarter, on the date on which cash dividends are reinvested under the Corporation’s dividend reinvestment and stock purchase plans (the “Investment Date”), with a quantity of additional DSUs, including fractional units, determined by dividing (A) the Dividend Payment Amount by (B) the Stock Purchase Price. “Dividend Payment Amount” means the product of the Number of DSUs on the dividend payment date times the amount of the cash dividend payable on a share of Common Stock. “Stock Purchase Price” means the closing price of a share of Common Stock on the NYSE on the most recent trading day preceding the Investment Date. 3. Change in Control: If the Participant’s remains in service with the Corporation as of immediately prior to a Change in Control, each unvested DSU will immediately vest as of immediately prior to such Change in Control. 4. Termination of Service: The full unvested number of DSUs will immediately vest upon the Participant’s death during service or upon termination of service due to becoming Disabled. Except as provided in Section 3, in this Section 4 and in Section 5, all unvested DSUs will be forfeited automatically upon any other termination of service (including but not limited to any voluntary termination by the Participant or any termination by the Corporation for Cause or without Cause), such forfeiture being without consideration or without further action required of the Corporation. 5. Vesting: Subject to Sections 3 and 4, the DSUs shall vest in full as of the earlier of (a) the first anniversary of the Date of Grant and (b) the date of the next annual meeting of the Corporation’s stockholders at which directors are elected to serve on the Board of Directors following the Date of Grant, in each case provided that the Participant remains in service with the Corporation as of such date.Subject to Sections 3 and 4, the DSUs shall vest in full as of the first anniversary of the Date of Grant, provided that the Participant remains in service with the Corporation as of such date. Except as provided in Sections 3 and 4 of this Agreement, notwithstanding any other terms or conditions of the Plan or this Agreement to the contrary, in the event of the Participant’s termination of service, regardless of the reason for such termination, the Participant’s right to vest in the DSUs, if any, will terminate effective as of the date that the Participant is no longer providing services to the Corporation and will not be extended by any notice period. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the DSUs.

-2- 6. Settlement: DSUs that have vested shall be paid to the Participant in accordance with the terms and conditions of the Program. 7. Adjustments and Recoupment: The number of DSUs awarded is subject to adjustment as provided in Section 8 of the Plan. The Participant shall be notified of such adjustment and such adjustment shall be binding upon the Corporation and the Participant. This Award shall be administered in accordance with, and is subject to, any recoupment policies and provisions prescribed by the Plan; including but not limited to Section 7.07 thereof and all clawback and recoupment policies or provisions required by law from time to time. In its sole discretion, the Committee shall have the authority to amend, waive or apply the terms of any clawback or recoupment policies or provisions, to the extent necessary or advisable to comply with applicable laws, as determined by the Committee. 8. Interpretation and Amendments: This Award, the vesting and delivery of DSUs and the issuance of Shares upon vesting are subject to, and shall be administered in accordance with, the provisions of the Plan and the Program, as the same may be amended and/or restated from time to time, provided that no amendment may, without the consent of the Participant, affect the rights of the Participant under this Award in a materially adverse manner. For purposes of the foregoing sentence, an amendment that affects the tax treatment of the DSUs or that is necessary to comply with securities or other laws applicable to the issuance of Shares shall not be considered as affecting the Participant’s rights in a materially adverse manner. All capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan. In the event of a conflict between the Plan, the Program and/or this Agreement, unless this Agreement specifies otherwise, the Program shall control. 9. Compliance with Laws: The obligations of the Corporation and the rights of the Participant are subject to all applicable laws, rules and regulations including, without limitation, the U.S. Securities Exchange Act of 1934, as amended; the U.S. Securities Act of 1933, as amended; the U.S. Internal Revenue Code of 1986, as amended; and any other applicable U.S. and foreign laws. No Shares will be issued or delivered to the Participant under the Plan unless and until there has been compliance with such applicable laws. 10. Acceptance of Award: This Award is contingent on the Participant’s acceptance of the Award in the manner and within the time period established by the Corporation. The Award shall be forfeited without further action by the Corporation and shall not be payable if it is not accepted by the Participant in the manner and within the time period established by the Corporation. 11. Withholding Taxes: The Participant acknowledges that, regardless of any action taken by the Corporation, the ultimate liability for any or all income tax, social security, payroll tax, payment on account or other tax-related withholding or liability in connection with any aspect of the DSUs, including the grant, vesting, or settlement of the DSUs or the subsequent sale of Shares (“Tax-Related Items”) is and remains his or her responsibility and may exceed the amount withheld by the Corporation (if any). Furthermore, the Participant acknowledges that the Corporation (a) make no representations or undertakings regarding the treatment of any Tax-Related Items; and (b) do not commit to and are under no obligation to structure the terms of the grant of the DSUs or any aspect of the Participant’s participation in the Plan to reduce or eliminate his or her liability for Tax-Related Items or to achieve any particular tax result. Further, if the Participant has become subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, the Participant acknowledges that the Corporation may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable event, the Participant shall pay or make adequate arrangements satisfactory to the Corporation to satisfy all Tax-Related Items. In this regard, to the extent permitted by applicable law, the Participant authorizes the Corporation, or its respective agents, at their discretion, to satisfy required withholding obligations with regard to all applicable Tax-Related Items by one or a combination of the following methods: (1) withholding from Participant’s wages or other cash compensation paid to Participant by the Corporation; (2) withholding from proceeds of the sale of Shares issued upon vesting of the DSUs either through a voluntary sale or through a mandatory sale arranged by the Corporation (on Participant’s behalf puDSUant to this authorization) through such means as the Corporation may determine in its sole discretion (whether through a broker or otherwise); or (3) withholding in Shares to be issued upon vesting of the DSUs. If the Corporation gives the Participant the power to choose the withholding method, and the Participant does not make a choice, then the Corporation will at its discretion withhold in Shares as stated in alternative (3) herein. To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the Corporation withholds at a rate other than the minimum statutory rate, such as the maximum withholding rate, then the refund of any over-withheld amount shall be paid in cash and the Participant will have no entitlement to the Common Stock equivalent. If the Tax-Related Items are satisfied by withholding in Shares issuable upon vesting of the DSUs, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the DSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, the Participant shall pay to the Corporation any amount of Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan. The Participant understands that no Shares or proceeds from the sale of Shares shall be delivered to Participant, notwithstanding the lapse of the restrictions on the DSUs, unless and until the Participant shall have satisfied any obligation for Tax-Related Items with respect thereto. Notwithstanding anything in this Section 11 to the contrary, if the DSUs are considered nonqualified deferred compensation subject to Section 409A, the fair market value of the Shares withheld together with the amount of cash withheld may not exceed the liability for Tax-Related Items. 12. Nature of the Award: Nothing herein shall be construed as giving the Participant any right to be retained in the service of the Corporation. Further, by accepting this grant of DSUs, the Participant acknowledges that: (a) the Plan is established voluntarily by the Corporation, it is discretionary in nature and may be modified, amended, suspended or terminated by the Corporation at any time, to the extent permitted by its terms; (b) the Participant is voluntarily participating in the Plan and the Program; (c) the DSUs and the Shares subject to the DSUs are extraordinary items which do not constitute compensation of any kind for services of any kind rendered to the Corporation; (d) the DSUs and the Shares subject to the DSUs are not part of normal or expected compensation or salary for purposes of calculating any severance, resignation, termination, dismissal, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Corporation or any Subsidiary or affiliate of the Corporation; (e) the DSUs and the Shares subject to the DSUs are not intended to replace any pension rights or compensation;

-3- (f) the grant of DSUs will not be interpreted to form an employment contract or relationship with the Corporation or any Subsidiary or affiliate of the Corporation; (g) the future value of the Shares underlying the DSUs is unknown, indeterminable and cannot be predicted with certainty; (h) no claim or entitlement to compensation or damages arises from forfeiture of the DSUs resulting from termination of the Participant’s service, and in consideration of the grant of the DSUs to which the Participant is not otherwise entitled, the Participant irrevocably agrees never to institute any claim against the Corporation, waives his or her ability, if any, to bring any such claim, and releases the Corporation from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to puDSUe such claim and agreed to execute any and all documents necessary to request dismissal or withdrawal of such claim; (i) it is the Participant’s sole responsibility to investigate and comply with any applicable exchange control laws in connection with the issuance and delivery of Shares puDSUant to the vesting of the DSUs; (j) the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding the Participant’s participation in the Plan or the Participant’s acquisition or sale of the Shares underlying the DSUs; (k) the Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan and the Program before taking any action related to the Plan and the Program; (l) unless otherwise provided in the Plan or by the Corporation in its discretion, the DSUs and the benefits evidenced by this Agreement do not create any entitlement to have the DSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares of the Corporation; and (m) the following provisions apply only if the Participant is providing services outside the United States: (i) the DSU and Shares subject to the DSU are not part of normal or expected compensation or salary for any purpose; and (ii) the Participant acknowledges and agrees that neither the Corporation, nor any Subsidiary or affiliate of the Corporation shall be liable for any foreign exchange rate fluctuation between the local currency and the United States Dollar that may affect the value of the DSUs or of any amounts due to Participant puDSUant to the settlement of the DSUs or the subsequent sale of any Shares acquired upon settlement. 13. Data Privacy: (a) The Participant hereby explicitly, unambiguously and voluntarily consents to the collection, use, disclosure and transfer, in electronic or other form, of his or her personal data as described in this Agreement and any other DSUs materials (“Data”) by and among, as applicable, the Corporation and any Subsidiary or affiliate of the Corporation for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan. (b) The Participant understands that the Corporation and any Subsidiary or affiliate of the Corporation may collect, maintain, process and disclose certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all equity awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and managing the Plan. (c) The Participant acknowledges that Data will be transferred to any broker as designated by the Corporation and/or one or more stock plan service provider(s) selected by the Corporation, which may assist the Corporation with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. The Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Corporation and any other possible recipients that may assist the Corporation (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares acquired upon vesting of the DSUs. (d) The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including to maintain records regarding participation. The Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these DSUs, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Corporation will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Corporation will not be able to grant him or her DSUs under the Plan or administer or maintain DSUs. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain these DSUs). The Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent. 14. Electronic Delivery: The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Corporation or another third party designated by the Corporation. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Corporation intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Corporation. The Participant consents to the electronic delivery of the Plan documents and the Agreement. The Participant acknowledges that he or she may receive from the Corporation a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Corporation by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Corporation or any designated third-party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may

-4- revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if the Participant has provided an electronic mail address) at any time by notifying the Corporation of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. The Participant agrees that the foregoing online or electronic participation in the Plan shall have the same force and effect as documentation executed in hardcopy written form. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents. 15. Code Section 409A: It is the intent that the vesting or the payments of DSUs set forth in this Agreement shall either qualify for exemption from or comply with the requirements of Section 409A, and any ambiguities herein will be interpreted to so comply. The Corporation reserves the right, to the extent the Corporation deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all vesting or settlements provided under this Agreement are made in a manner that qualifies for exemption from or complies with Section 409A; provided, however, that the Corporation makes no representation that the vesting or settlement of DSUs provided under this Agreement will be exempt from Section 409A and makes no undertaking to preclude Section 409A from applying to the vesting or settlement of DSUs provided under this Agreement. In the event that any payment to a U.S. taxpayer or Participant otherwise subject to U.S. taxation, with respect to an DSU is considered to be based upon separation from service, and not compensation the Participant could receive without separating from service, then such amounts may not be paid until the first business day of the seventh month following the date of the Participant’s termination if the Participant is a “specified employee” under Section 409A of the Code upon his separation from service. 16. Severability: In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement. 17. Language: If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 18. Governing Law and Venue: This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of laws thereof. For purposes of litigating any dispute that arises under this grant or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the Commonwealth of Pennsylvania, and agree that such litigation shall be conducted in the courts of Allegheny County, Pennsylvania, or the federal courts for the United States for the Western District of Pennsylvania, where this grant is made and/or to be performed. 19. Exhibit A: Notwithstanding any provisions in this Agreement, the DSUs shall be subject to any special terms and conditions set forth in Exhibit A to this Agreement for the Participant’s country. Moreover, if the Participant relocates to one of the countries included in Exhibit A, the special terms and conditions for such country will apply to the Participant, to the extent the Corporation determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. 20. Insider Trading Restrictions/Market Abuse Laws: The Participant acknowledges that, depending on the Participant's country of residence, the Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect the Participant's ability to acquire or sell Shares or rights to Shares (e.g., DSUs) under the Plan during such times as the Participant is considered to have “inside information” regarding the Corporation (as defined by any applicable laws in the Participant's country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy maintained by the Corporation. The Participant acknowledges that it is the Participant's responsibility to comply with any applicable restrictions, and the Participant is advised to speak to his or her personal advisor on this matter. 21. Imposition of Other Requirements: The Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan, on the DSUs and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 22. Headings: Headings of paragraphs and sections used in this Agreement are for convenience only and are not part of this Agreement, and must not be used in construing it. 23. Waiver: The Participant acknowledges that a waiver by the Corporation of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant.

-5- EXHIBIT A Additional Terms and Conditions of the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan Deferred Stock Unit Grant Agreement TERMS AND CONDITIONS This Exhibit A includes additional terms and conditions that govern the DSUs granted to the Participant under the Plan if he or she works or resides in one of the countries listed below. If the Participant is a citizen or resident of a country other than that in which the Participant is currently working or transfers to another country after the DSUs are granted, the Corporation shall, in its discretion, determine to what extent the terms and conditions contained herein shall be applicable to the Participant. Certain capitalized terms used but not defined in this Exhibit A have the meanings set forth in the Plan, Program and/or the Agreement. NOTIFICATIONS This Exhibit A also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to participation in the Plan. The information is based on the laws in effect in the applicable countries as of January 2021. Such laws are often complex and change frequently. As a result, the Corporation strongly recommends that the Participant not rely on the information in this Exhibit A as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time that the Participant vests in the DSUs or sells Shares acquired under the Plan. In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Corporation is not in a position to assure the Participant of a particular result. Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Participant’s situation. Finally, if the Participant is a citizen or resident of a country other than that in which the Participant is currently working or transfers to another country after the DSUs are granted, the information contained herein may not be applicable. SLOVAK REPUBLIC NOTIFICATIONS Foreign Assets Reporting Information. If the Participant permanently resides in the Slovak Republic and, apart from being employed, carries on business activities as an independent entrepreneur (in Slovakian, podnikatel), the Participant will be obligated to report his or her foreign assets (including any foreign securities such as Shares acquired under the Plan) to the National Bank of Slovakia if the value of the foreign assets exceeds a certain legally designated amount. These reports must be submitted on a monthly basis by the 15th day of the respective calendar month, as well as on a quarterly basis by the 15th day of the calendar month following the respective calendar quarter, using notification form DEV (NBS) 1-12, which may be found at the National Bank of Slovakia's website at www.nbs.sk. Furthermore, if the above preconditions are met (i.e., permanent residence in the Slovak Republic and entrepreneurial activities in addition to the employment), the Participant will be obliged to report certain additional information under Section 34b of Act No. 566/1992 Coll. on National Bank of Slovakia as amended. This information is mostly of general nature and contains personal identification data of the Participant - place and date of birth, birth certificate number, academic degree, etc., as well as telephone and fax number and e-mail address of the Participant, if any. Securities Disclaimer. The grant of the DSUs is exempt from the requirement to publish a prospectus under the EU Prospectus Regulation as implemented in the Slovak Republic. Personal Data Protection. The national identification number (in Slovak: rodné číslo) may be used for identification of the Participant only if required to achieve the determined purpose of processing. It is forbidden to make the national identification number public; the only exception is when the data subject made the national identification number public by itself. UNITED KINGDOM NOTIFICATIONS Securities Disclosure. The grant of the DSUs is exempt from the requirement to publish a prospectus under the EU Prospectus Regulation as implemented in the United Kingdom. The Agreement is not an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and the DSUs are exclusively available in the UK to bona fide employees and former employees and any other UK subsidiary of the Corporation. Taxation. The DSUs are not intended to be qualified for purposes of taxation or National Insurance Contributions applicable in the United Kingdom. Tax Consultation. Participant understands that he or she may suffer adverse tax consequences as a result of Participant’s acquisition or disposition of the Shares. Participant represents that he or she will consult with any tax advisors that Participant deems appropriate in connection with the acquisition or disposition of the Shares and that Participant is not relying on the Corporation for any tax advice.

-6- UNITED KINGDOM, EUROPEAN UNION AND EUROPEAN ECONOMIC AREA For Participants who reside in the United Kingdom, European Union or the European Economic Area, the following provisions replace the Data Privacy provisions in Section 13 of the Agreement. (a) Data Collected and Purposes of Collection. The Participant understands that the Corporation, acting as controller, may collect, to the extent permissible under applicable law, certain personal information about the Participant, including name, home address and telephone number, information necessary to process the DSUs (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, any Shares or directorships held in the Corporation (but only where needed for legal or tax compliance), any other information necessary to process mandatory tax withholding and reporting, details of all DSUs granted, canceled, vested, unvested or outstanding in the Participant’s favor, and where applicable service termination date and reason for termination (all such personal information is referred to as “Data”). The Data is collected from the Participant and the Corporation, for the exclusive purpose of implementing, administering and managing the Plan puDSUant to the terms of this Agreement. The legal basis (that is, the legal justification) for processing the Data is to perform this Agreement. The Data must be provided in order for the Participant to participate in the Plan and for the parties to this Agreement to perform their respective obligations thereunder. If the Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to this Agreement. (b) Transfers and Retention of Data. The Participant acknowledges and understands that the Corporation may transfer the Participant’s Data to other service providers (such as accounting firms, payroll processing firms or tax firms), as may be selected by the Corporation in the future, to assist the Corporation with the implementation, administration and management of this Agreement. The Participant understands that the recipients of the Data may be located in the United States, a country that does not benefit from an adequacy decision issued by the European Commission and is not listed by the Swiss supervisory authority as a country with adequate data protection legislation. Where a recipient is located in a country that does not benefit from an adequacy decision or adequacy listing, the transfer of the Data to that recipient will be made puDSUant to European Commission-approved standard contractual clauses when required by applicable law, a copy of which may be obtained by contacting dataprotection@sk.uss.com or complianceofficer@uss.com. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s rights and obligations under this Agreement, and for the duration of the relevant statutes of limitations, which may be longer than the term of this Agreement. (c) The Participant’s Rights in Respect of Data. The Corporation will take steps in accordance with applicable legislation to keep Data accurate, complete and up-to-date. The Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). The Participant also has the right to request access to his or her Data as well as additional information about the processing of that Data. Further, the Participant is entitled to object to the processing of Data or have the Participant’s Data erased, under certain circumstances. As from May 25, 2018, and subject to conditions set forth in applicable law, the Participant also is entitled to (i) restrict the processing of his or her Data so that it is stored but not actively processed (e.g., while the Corporation assesses whether the Participant is entitled to have Data erased) and (ii) receive a copy of the Data provided puDSUant to this Agreement or generated by the Participant, in a common machine-readable format. To exercise his or her rights, the Participant may contact the local human resources representative. The Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint. The data protection officer may be contacted at dataprotection@sk.uss.com.